EXHIBIT 99.3 First Quarter 2019 Investor Presentation April 24, 2019

FIRST QUARTER 2019 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies; changes in the regulatory and tax environments in which the Company operates, including the impact of the "Tax Cuts and Jobs Act" (the "TCJA") on the Company's deferred tax asset, and the anticipated impact of the TCJA on the Company's future earnings; and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

FIRST QUARTER 2019 Today’s presenters President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 38+ years of Texas banking experience Kevin Hanigan Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 26+ years of Texas banking experience Mays Davenport 3

FIRST QUARTER 2019 – FRANCHISE HIGHLIGHTS Key franchise highlights - Q1 2019 • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is North Texas home to 22 companies on the 2018 Fortune 500 list Focused • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 • Assets of $9.35 billion generated basic EPS for Q1 2019 of $0.61 on a GAAP basis and $0.62 on a core (non-GAAP) basis3 • Gross loans held for investment4 grew $154.0 million, or 2.3%, from Q4 2018, and total deposits grew $235.7 million, or 3.4%, for the same period Profitability • GAAP and core (non-GAAP) ROAA was 1.31%, compared to GAAP ROAA of 1.19% and core (non- GAAP) ROAA of 1.13% for Q1 20183 • GAAP and core (non-GAAP) efficiency ratio was 48.66%, compared to GAAP efficiency ratio of 47.95% and core (non-GAAP) efficiency ratio of 48.40% for Q1 20183 • Non-performing assets increased $38.1 million from Q4 2018, up $3.8 million from Q1 2018 Asset Quality • Net recoveries totaled $263,000 for Q1 2019, compared to net charge-offs totaling $12.4 million for Q1 2018 Profitability levered excess capital while maintaining strong capital levels Capital • TCE / TA3: 10.28% • Estimated Tier 1 common risk-based capital5: 10.92% Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents latest available data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of Q3 2018) 3 See the section labeled "Supplemental Information - Non-GAAP Financial Measures" 4 Excludes Warehouse Purchase Program loans and loans held for sale 5 Calculated at the Company level, which is subject to the capital adequacy requirement of the Federal Reserve 4

FIRST QUARTER 2019 – QUARTERLY HIGHLIGHTS First quarter highlights ($ in millions except for per share data) Quarter ended March 31, December 31, March 31, 2018 2018 2019 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 6,569.1 $ 6,790.7 $ 6,944.7 2.3% 5.7% Total deposits 6,954.4 6,841.7 7,077.4 3.4 1.8 Non-interest-bearing demand 1,681.1 1,773.8 1,752.7 (1.2) 4.3 deposits Tangible book value per share2 16.59 18.88 19.35 2.5 16.6 Selected profitability data Net income $ 25.8 $ 57.8 $ 29.1 (49.7)% 12.9% Core net income2 24.5 42.7 29.1 (31.9) 18.6 Basic EPS 0.55 1.22 0.61 (50.0) 10.9 Core EPS2 0.52 0.91 0.62 (31.9) 19.2 NIM 3.85% 3.98% 3.89% -9bps 4bps Core return on average equity2 10.08 16.07 10.50 (34.7)% 4.2% Core return on average assets2 1.13 1.93 1.31 (32.1) 15.9 Core efficiency ratio2 48.40 44.13 48.66 10.3 0.5 Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 5

FIRST QUARTER 2019 – BALANCE SHEET Commercially focused loan portfolio Gross loans held for investment1 at Q1 2019 grew $154.0 million from Q4 2018, which includes linked-quarter increases in all loan portfolios. Total Loans HFI1 ($ in millions) $6,791 $6,945 As of March 31, 20191 $6,483 $5,970 $5,067 20.4% 4.1% $1,400 7.2% 0.7% Commercial RE $3,667 C&I (ex-energy) Energy $2,634 22.6% C&D Consumer RE 2014Y 2015Y 2016Y 2017Y 2018Y 2019 Q1 45.0% Other Consumer Originated loans 2 1 Acquired from LegacyTexas Group, Inc. Quarterly yield on loans held for investment : 5.43% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 6

FIRST QUARTER 2019 – ENERGY LENDING Energy lending Geographic Concentration of Reserves • Reserve-based energy portfolio at March 31, 2019 consisted of 59% crude 9% 18% oil reserves and 41% natural gas 6% 5% R: 000 reserves 3% 8% G: 048 • At March 31, 2019, 50 reserve-based 8% borrowers and 3 midstream borrowers B: 135 14% • $392 million, or 75%, of our 13% 6% outstanding energy loans are backed by 10% private equity firms with significant R: 111 capital invested and additional equity Permian Texas Panhandle commitments available G: 162 Bakken Marcellus Eagle Ford Southern Appalachia B: 135 Ark-La-Tex Central/Southern Louisiana DJ Basin / Rockies Other Mid-Con Source: Company documents for loans managed by Energy Finance group 7

FIRST QUARTER 2019 – ENERGY LENDING Energy lending • Energy loans are all first liens • No unsecured commitments/exposure R: 000 SNC Breakout of Energy Loans Outstanding loan balances and related loan loss reserves G: 048 ($ in millions) 6% B: 135 3% $34.8 $23.2 $547.4 $38.1 $524.1 $22.1 $28.7 $520.4 $499.8 $486.8 4.0% 4.1% R: 111 3.1% 3.0% 3.0% G: 162 B: 135 91% 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 Energy $17.0 $15.5 $17.2 $22.1 $21.6 Non-LTXB LTXB led SNC Direct and reserves Led SNC Club Deals Midstream Reserve-based Reserve % Source: Company documents for loans managed by Energy Finance group 8

FIRST QUARTER 2019 – ASSET QUALITY Asset quality NPAs at Q1 2019 totaled $61.8 million, up $38.1 million from Q4 2018 and up $3.8 million from Q1 2018. Total Non-performing Assets (including foreclosed assets) ($ in millions) $75.3 $74.4 $67.6 R: 000 1.46% 1.43% $58.4 G: 048 1.25% $51.0 1.13% B: 135 1.00% 0.65% 0.66% $31.9 0.29% 0.26% $28.0 $27.5 0.20% $22.5 $21.9 $18.6 $20.0 $13.0 $12.9 $20.1 $16.4 R: 111 $23.3 $15.1 $15.4 $15.7 $22.7 $19.5 $19.5 $12.6 $7.5 $19.8 $4.1 G: 162 $1.4 $1.3 $0.6 B: 135 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2018 Q1 2018 Q2 2018 Q3 2018 Q4 2019 Q1 All Other Loan Portfolios Corporate Healthcare Finance Oil and Gas Non-performing assets as a percent of total assets Source: Company documents 9

FIRST QUARTER 2019 – BALANCE SHEET Core funded, low cost deposit base Total deposits at Q1 2019 grew $235.7 million from Q4 2018, which includes linked-quarter increases in interest-bearing demand, time and savings and money market deposits. Total Deposits ($ in millions) $7,077 As of March 31, 2019 $6,768 $6,842 $6,365 $5,227 $1,628 25.9% 27.5% 24.8% Non-interest 24.8% bearing-demand 24.2% $3,599 Interest-bearing $2,658 22.4% demand 21.7% Savings and 12.5% 18.6% money market 2014Y 2015Y 2016Y 2017Y 2018Y 2019 Q1 Time 35.2% Deposit 0.34% 0.29% 0.37% 0.57% 0.84% 1.09% Cost Originated Deposits Acquired from LegacyTexas Group, Inc1 Non-interest-bearing demand deposits as a percent of total deposits Source: Company Documents 1 Represents balance acquired on January 1, 2015 10

FIRST QUARTER 2019 – INCOME STATEMENT Net interest income • Net interest income for Q1 2019 was $81.2 million, a $3.1 million, or 3.7%, decrease from Q4 2018 and a $2.6 million, or 3.2%, increase from Q1 2018. • The net interest margin for Q1 2019 was 3.89%, down 9 basis points from Q4 2018 and up 4 basis points from Q1 2018. R: 000 Net interest income and NIM G: 048 Net interest income ($mm) NIM B: 135 $333 $311 $282 $241 3.91% 3.89% R: 111 3.85% 4.00% G: 162 3.79% 3.81% B: 135 $79 $81 2015Y 2016Y 2017Y 2018Y 2018 Q1 2019 Q1 Source: Company Documents 11

FIRST QUARTER 2019 – INCOME STATEMENT Disciplined expense management GAAP and core (Non-GAAP) efficiency ratio was 48.66% for Q1 2019, compared to GAAP efficiency ratio of 47.95% and core (non-GAAP) efficiency ratio of 48.40% for Q1 2018. Net interest income Core non-interest income Core non-interest expense Core efficiency ratio ($ in millions) $333 $311 $282 $170 $156 $160 48.7% 47.3% 48.4% 45.4% 44.8% $48 $42 $48 $79 $43 $81 $44 $11 $10 2016Y 2017Y 2018Y 2018 Q1 2019 Q1 Note: Core (non-GAAP) non-interest income, non-interest expense and efficiency ratio are adjusted for the impact of infrequent or non-recurring items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation. 12

FIRST QUARTER 2019 – CAPITAL Prudent capital management TCE / TA1 Tier 1 common risk-based2 10.3% 10.3% 11.1% 10.9% 9.6% 9.4% 8.3% 8.6% 8.8% 9.1% 2015Y 2016Y 2017Y 2018Y 2019 Q1 2015Y 2016Y 2017Y 2018Y 2019 Q1 Tier 1 leverage2 10.8% 11.0% 9.5% 8.7% 9.2% 2015Y 2016Y 2017Y 2018Y 2019 Q1 Source: Company documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 2 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve 13

FIRST QUARTER 2019 – INVESTMENT HIGHLIGHTS Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Commercially focused loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management Capital ratios remain strong; provides dry powder for robust organic growth 14

FIRST QUARTER 2019 – LOOKING AHEAD Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain asset quality Strategic capital deployment 15

FIRST QUARTER 2019 – OUR VISION Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. 16

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited) Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax): At or For the Quarter Ended March 31, December 31, September 30, June 30, March 31, 2019 2018 2018 2018 2018 (Dollars in thousands, except per share amounts) GAAP net income available to common shareholders 1 $ 28,955 $ 57,534 $ 42,672 $ 27,770 $ 25,687 Distributed and undistributed earnings to participating 125 235 149 67 75 securities 1 (Gain) on one-time tax adjustment2 — (15,289) — — — Expenses related to above tax adjustment — 202 — — — Loss on sale of branch locations and land — — 372 126 — Insurance settlement proceeds from pre-acquisition fraud — — — — (1,778) One-time employee bonus related to tax law change — — — — 537 Core (non-GAAP) net income $ 29,080 $ 42,682 $ 43,193 $ 27,963 $ 24,521 Average shares for basic earnings per share 47,246,282 47,159,578 47,105,655 47,000,405 46,872,333 GAAP basic earnings per share $ 0.61 $ 1.22 $ 0.91 $ 0.59 $ 0.55 Core (non-GAAP) basic earnings per share 0.62 0.91 0.92 0.59 0.52 Average shares for diluted earnings per share 47,835,693 47,714,421 47,755,441 47,618,157 47,564,587 GAAP diluted earnings per share $ 0.61 $ 1.21 $ 0.89 $ 0.58 $ 0.54 Core (non-GAAP) diluted earnings per share 0.61 0.89 0.90 0.59 0.52 1 Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B. 2 This one-time income tax benefit resulted from tax rate changes and the favorable outcome of the Company’s change in its tax method of accounting for its loan portfolio, both related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act. 18

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Year Ended December 31,				
	2018	2017	2016	2015	2014
GAAP net income available to common shareholders [1]	$ 153,692	$ 89,176	$ 97,324	$ 70,382	$ 30,942
Distributed and undistributed earnings to participating securities [1]	497	318	497	534	336
(Gain) loss on one-time tax adjustments[2]	(15,289)	13,493	–	–	–
Expenses related to above tax adjustments	202	–	–	–	–
(Gain) loss on sale of branch locations and land	498	(1,084)	(2,529)	(190)	–
Insurance settlement proceeds from pre-acquisition fraud	(1,778)	–	–	–	–
One-time employee bonus related to tax law change	537	–	–	–	–
Net (gain) on sale of insurance subsidiary operations	–	–	(39)	–	–
Loss on sale of FHA loan portfolio	–	–	969	–	–
Merger and acquisition costs	–	–	–	1,009	7,071
Valuation adjustment on mortgage servicing rights	–	–	–	121	–
One-time payroll and severance costs	–	–	–	–	234
Core (non-GAAP) net income	$ 138,359	$ 101,903	$ 96,222	$ 71,856	$ 38,583
Average shares for basic earnings per share	47,035,475	46,611,780	46,184,074	45,847,284	37,919,065
GAAP basic earnings per share	$ 3.27	$ 1.91	$ 2.11	$ 1.54	$ 0.82
Core (non-GAAP) basic earnings per share	2.94	2.19	2.08	1.57	1.02
Average shares for diluted earnings per share	47,653,726	47,138,518	46,484,967	46,125,447	38,162,094
GAAP diluted earnings per share	$ 3.23	$ 1.89	$ 2.09	$ 1.53	$ 0.81
Core (non-GAAP) diluted earnings per share	2.90	2.16	2.07	1.56	1.01

1 Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

2 These one-time income tax adjustments consist of an adjustment to the Company's deferred tax asset (recorded in the 2017 period), as well as a benefit related to tax rate changes and the favorable outcome of the Company's change in its tax method of accounting for its loan portfolio (recorded in the 2018 period), all related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act.

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LegacyTexas Financial Group, Inc.™

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended March 31, December 31, September 30, June 30, March 31, 2019 2018 2018 2018 2018 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $ 9,894 $ 12,264 $ 13,227 $ 10,852 $ 12,898 Loss on sale of branch locations and land — — 471 160 — Insurance settlement proceeds from pre-acquisition fraud — — — — (2,250) Core (non-GAAP) non-interest income $ 9,894 $ 12,264 $ 13,698 $ 11,012 $ 10,648 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Expense (gross of tax): GAAP non-interest expense $ 44,307 $ 42,868 $ 42,192 $ 42,191 $ 43,879 Expenses related to one-time tax adjustment1 — (256) — — — One-time employee bonus related to tax law change — — — — (679) Core (non-GAAP) non-interest income $ 44,307 $ 42,612 $ 42,192 $ 42,191 $ 43,200 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $ 44,307 $ 42,868 $ 42,192 $ 42,191 $ 43,879 Net interest income plus non-interest income 91,058 96,563 98,894 94,781 91,511 Efficiency ratio- GAAP basis 48.66% 44.39% 42.66% 44.51% 47.95% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 44,307 $ 42,612 $ 42,192 $ 42,191 $ 43,200 Net interest income plus core (non-GAAP) non-interest income 91,058 96,563 99,365 94,941 89,261 Efficiency ratio- core (non-GAAP) basis 48.66% 44.13% 42.46% 44.44% 48.40% 1 This one-time income tax benefit resulted from tax rate changes and the favorable outcome of the Company’s change in its tax method of accounting for its loan portfolio, both related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act. 20

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Year Ended December 31, 2018 2017 2016 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income and Expense (gross of tax): GAAP non-interest income $ 49,241 $ 43,582 $ 51,931 (Gain) loss on sale of branch locations and land 631 (1,669) (3,891) Insurance settlement proceeds from pre-acquisition fraud (2,250) — — Net (gain) on sale of insurance subsidiary operations — — (1,181) Loss on sale of FHA loan portfolio — — 1,491 Core (non-GAAP) non-interest income $ 47,622 $ 41,913 $ 48,350 GAAP non-interest expense $ 171,130 $ 160,344 $ 156,377 Expenses related to one-time tax adjustments1 (256) — — One-time employee bonus related to tax law change (679) — — Core (non-GAAP) non-interest expense $ 170,195 $ 160,344 $ 156,377 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): Net interest income $ 332,508 $ 311,431 $ 282,269 GAAP efficiency ratio: Non-interest expense $ 171,130 $ 160,344 $ 156,377 Net interest income plus non-interest income 381,749 355,013 334,200 Efficiency ratio- GAAP basis 44.83% 45.17% 46.79% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 170,195 $ 160,344 $ 156,377 Net interest income plus core (non-GAAP) non-interest income 380,130 353,344 330,619 Efficiency ratio- core (non-GAAP) basis 44.77% 45.38% 47.30% 1 Expenses related to the one-time income tax adjustments consisting of an adjustment to the Company's deferred tax asset (recorded in the 2017 period), as well as a benefit related to tax rate changes and the favorable outcome of the Company's change in its tax method of accounting for its loan portfolio (recorded in the 2018 period), all related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act. 21

Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarter Ended March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 Calculation of Tangible Book Value per share: (Dollars in thousands, except per share amounts) Total shareholders' equity $ 1,121,087 $ 1,094,367 $ 1,039,599 $ 1,001,450 Less: Goodwill (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (218) (245) (279) (313) Total tangible shareholders' equity $ 942,310 $ 915,563 $ 860,761 $ 822,578 Shares outstanding at end of period 48,704,070 48,505,261 48,491,169 48,311,220 Book value per share- GAAP $ 23.02 $ 22.56 $ 21.44 $ 20.73 Tangible book value per share- Non-GAAP 19.35 18.88 17.75 17.03 Calculation of Tangible Equity to Tangible Assets: Total assets $ 9,346,072 $ 9,051,142 $ 9,082,792 $ 9,249,086 Less: Goodwill (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (218) (245) (279) (313) Total tangible assets $ 9,167,295 $ 8,872,338 $ 8,903,954 $ 9,070,214 Equity to assets- GAAP 12.00% 12.09% 11.45% 10.83% Tangible equity to tangible assets- Non-GAAP 10.28% 10.32% 9.67% 9.07% At or For the Year Ended December 31, 2017 2016 2015 2014 Calculation of Tangible Book Value per share: Total shareholders' equity $ 959,874 $ 885,365 $ 804,076 $ 568,223 Less: Goodwill (178,559) (178,559) (180,776) (29,650) Less: Identifiable intangible assets, net (402) (665) (1,030) (813) Total tangible shareholders' equity $ 780,913 $ 706,141 $ 622,270 $ 537,760 Shares outstanding at end of period 48,117,390 47,876,198 47,645,826 40,014,851 Book value per share- GAAP $ 19.95 $ 18.49 $ 16.88 $ 14.20 Tangible book value per share- Non-GAAP 16.23 14.75 13.06 13.44 Calculation of Tangible Equity to Tangible Assets: Total assets $ 9,086,196 $ 8,362,255 $ 7,691,940 $ 4,164,114 Less: Goodwill (178,559) (178,559) (180,776) (29,650) Less: Identifiable intangible assets, net (402) (665) (1,030) (813) Total tangible assets $ 8,907,235 $ 8,183,031 $ 7,510,134 $ 4,133,651 Equity to assets- GAAP 10.56% 10.59% 10.45% 13.65% Tangible equity to tangible assets- Non-GAAP 8.77% 8.63% 8.29% 13.01% 22

Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) At or For the Quarter Ended March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 (Dollars in thousands) Net income $ 29,080 $ 57,769 $ 42,821 $ 27,837 $ 25,762 Core (non-GAAP) net income 29,080 42,682 43,193 27,963 24,521 Average total equity 1,107,719 1,062,331 1,022,032 994,574 973,187 Average total assets 8,891,059 8,850,435 9,167,607 8,996,036 8,682,461 Return on average common shareholders' equity 10.50% 21.75% 16.76% 11.20% 10.59% Core (non-GAAP) return on average common shareholders' equity 10.50 16.07 16.90 11.25 10.08 Return on average assets 1.31 2.61 1.87 1.24 1.19 Core (non-GAAP) return on average assets 1.31 1.93 1.88 1.24 1.13 23